UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

FEBRUARY 16, 2006
Date of Report (Date of earliest event reported)

MIV THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-30453	Not applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Unit 1, 8765 Ash Street Vancouver, British Columbia Canada	V6P 6T3
(Address of principal executive offices)	(Zip Code)

604.301.9545
Registrant's telephone number, including area code

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02     Departure of Directors or Principal Officers; Appointment of Principal Officers

Effective on February 16, 2006, the Board of Directors (the "Board") of MIV Therapeutics, Inc. (the "Company") accepted the resignation of Mr. Dhirajlal Kotadia as a director and as the Co-Chairman and Managing Director of International Operations of the Company.

At present there are no residual employment or consulting arrangements as between the Company and Mr. Kotadia.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01     Financial Statements and Exhibits.

(a)     Financial Statements of Business Acquired.

Not applicable.

(b)     Pro forma Financial Information.

Not applicable.

(c)     Shell company transactions.

Not applicable.

(d)     Exhibits.

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
MIV THERAPEUTICS, INC.
DATE: February 21, 2006.	By: /s/ Patrick A. McGowan ___________________________________ Patrick A. McGowan Executive Vice President, Secretary, Chief Financial Officer and a director

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